Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Feihe International, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President hereby certifies pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Feihe International, Inc.

Date: November 9, 2010	By:	/s/ Leng You-Bin
Leng You-Bin
Chief Executive Officer and President
(Principal Executive Officer)